UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 3, 2026

Date of Report (Date of earliest event reported)

Lake Superior Acquisition Corp.
(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-42896	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Fifth Avenue 17th Floor New York, NY	10175
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 646-886-8892

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one right to receive one-seventh of one Class A Ordinary Share	LKSPU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, no par value	LKSP	The NASDAQ Stock Market LLC
Rights, each right entitling the holder to receive one-seventh of one Class A Ordinary Share	LKSPR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Business Combination Agreement

On November 3, 2026, Lake Superior Acquisition Corp. (“Lake Superior”) entered into an Amended and Restated Agreement and Plan of Merger and Business Combination Agreement (the “A&R BCA”) with Openmarkets Group Pty Ltd (“OMG”), BMYG OMG Pty Ltd, as trustee for the BMYG OMG Unit Trust (the “Shareholder”), Openmarkets Group International Limited (“Pubco”) and OMG Merger Sub Ltd, a wholly owned subsidiary of Pubco (“Merger Sub”). The A&R BCA amends and restates in its entirety the Agreement and Plan of Merger and Business Combination Agreement, dated January 23, 2026, among Lake Superior, OMG and the Shareholder (the “Original BCA”). Pubco and Merger Sub, which were contemplated under the Original BCA to become parties following their formation, have joined the A&R BCA as parties.

The A&R BCA principally revises Pubco’s pre-closing ownership structure and the sequencing of the transactions contemplated by the Original BCA. Under the revised structure, prior to the closing, Lake Superior will transfer all of its shares in Pubco to a single Australian transitional holder (the “Transitional Holder”), who will hold such shares as legal and beneficial owner and not as nominee, agent or trustee for Lake Superior or any other foreign person, and who will be appointed to Pubco’s board of directors prior to the closing, following which Pubco will no longer be a subsidiary of Lake Superior. At the closing, Merger Sub will merge with and into Lake Superior, with Lake Superior surviving the merger as a wholly owned subsidiary of Pubco (the “Initial Merger”), and the shares of Pubco held by the Transitional Holder will be cancelled for no consideration. Simultaneously with the Initial Merger, rather than following the Initial Merger as contemplated under the Original BCA, the Shareholder will transfer all of the shares of OMG held by it to Pubco in exchange for the closing exchange consideration of $300,000,000, payable in ordinary shares of Pubco at a deemed value of $10.00 per share (the “Acquisition Transfer and Exchange”). The Initial Merger and the Acquisition Transfer and Exchange will be deemed to occur simultaneously, and neither transaction will be deemed to occur before the other. Promptly following the closing, Lake Superior will be liquidated, its assets will be transferred to Pubco and its liabilities will be assumed by Pubco (the “Liquidation”). The parties expect the Liquidation to be a taxable transaction. For U.S. federal income tax purposes, the parties intend that the Initial Merger and the Acquisition Transfer and Exchange qualify together as an exchange under Section 351 of the Internal Revenue Code of 1986, as amended, or each separately as a “reorganization” under Section 368(a) thereof, although no party makes any representation as to such treatment.

The A&R BCA also modifies certain representations and warranties, principally those of OMG, including those relating to intellectual property, personal data, employment matters and compliance with privacy laws, and revises certain other provisions, including those relating to the composition of Pubco’s board of directors (which will consist of eight directors, one of whom will be designated by Lake Superior’s sponsor and will be independent), a pre-closing issuance of OMG ordinary shares to satisfy Nasdaq round lot holder requirements, the Nasdaq listing condition (which now requires approval of Pubco’s initial listing application), the closing conditions relating to the Australian Foreign Acquisitions and Takeovers Act 1975 (Cth) and to directors’ and officers’ tail insurance, and director and officer indemnification and insurance arrangements. The milestone consideration, consisting of up to $300,000,000 of license milestone consideration and up to $400,000,000 of performance milestone consideration, will be represented by Pubco ordinary shares with an aggregate value of $700,000,000 (at a deemed value of $10.00 per share) deposited in escrow at the closing, which will not carry voting rights until released. In addition, the outside date has been extended from December 31, 2026] to March 31, 2027. The amounts of the closing exchange consideration and milestone consideration, and the methodology for calculating such consideration, remain unchanged.

The foregoing description of the A&R BCA does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R BCA, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The A&R BCA has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about Lake Superior, OMG, Pubco or any other party. The representations, warranties and covenants contained in the A&R BCA were made solely for purposes of the A&R BCA and as of specific dates, were solely for the benefit of the parties to the A&R BCA, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the A&R BCA and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of any party. Information concerning the subject matter of the representations and warranties may change after the date of the A&R BCA, which subsequent information may or may not be fully reflected in Lake Superior’s or Pubco’s public disclosures.

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Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination among Lake Superior, OMG, the Shareholder, Pubco and Merger Sub under the A&R BCA. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transactions contemplated by the A&R BCA, Pubco will file a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement of Lake Superior and a registration statement/preliminary prospectus of Pubco, and after the Registration Statement is declared effective, Lake Superior will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date to be established for voting on the proposed transactions in connection with its solicitation of proxies for the vote by its shareholders in connection with the proposed transactions and the other matters as will be described in such proxy statement. Lake Superior and Pubco will also file other documents regarding the proposed transactions with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF LAKE SUPERIOR ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Lake Superior through the website maintained by the SEC at www.sec.gov. The documents filed by Lake Superior with the SEC also may be obtained free of charge upon written request to Lake Superior Acquisition Corp., 521 Fifth Avenue 17th Floor, New York, NY 10175.

Participants in Solicitation

Lake Superior, OMG, Pubco, Merger Sub and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Lake Superior shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Lake Superior’s shareholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus included in the Registration Statement. You can find more information about Lake Superior’s directors and executive officers in Lake Superior’s final prospectus related to its initial public offering dated October 7, 2025, and subsequent SEC reports. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

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Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions among Lake Superior, OMG, Pubco and Merger Sub. Forward-looking statements include information concerning the parties’ possible or assumed future results of operations, business strategies, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the proposed transactions will generate returns for shareholders. These forward-looking statements are based on the parties’ management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed transactions; (b) the outcome of any legal proceedings that may be instituted against the parties, or others following the announcement of the proposed transactions and any definitive agreements with respect thereto; (c) the inability to complete the proposed transactions due to the failure to obtain the approval of the shareholders of Lake Superior or OMG or to satisfy other conditions to closing, including the receipt of certain governmental and regulatory approvals; (d) changes to the proposed structure of the proposed transactions that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transactions; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the proposed transactions; (f) the risk that the proposed transactions disrupts current plans and operations of the parties or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the effect of the announcement or pendency of the transaction on the parties’ business relationships, operating results, and business generally; (h) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of OMG to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the proposed transactions; (j) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in unforeseen delays in the timing of the proposed transactions; (k) the possibility that the parties may be adversely affected by other economic, business, and/or competitive factors; and (l) other risks and uncertainties indicated from time to time in Lake Superior’s final prospectus related to its initial public offering dated October 7, 2025, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Lake Superior. Copies are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in documents filed by Lake Superior or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the parties assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. No party gives any assurance that either Pubco, Lake Superior, or OMG, will achieve its expectations.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. This Current Report on Form 8-K is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering in any jurisdiction.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1

Amended and Restated Agreement and Plan of Merger and Business Combination Agreement, dated as of November 3, 2026, by and among Lake Superior Acquisition Corp., Openmarkets Group Pty Ltd, Openmarkets Group International Limited, OMG Merger Sub Ltd and BMYG OMG Pty Ltd, as trustee for the BMYG OMG Unit Trust.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Lake Superior agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lake Superior Acquisition Corp.

Date: November 3, 2026		/s/ Edward Cong Wang
	Name:	Edward Cong Wang
	Title:	Chief Executive Officer

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